UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2010 (December 13, 2010)
Date of Report (Date of earliest event reported)

SKYSTAR BIO-PHARMACEUTICAL COMPANY
 (Exact name of registrant as specified in its charter)

Nevada	001-34394	33-0901534
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xi’an, Shaanxi Province, P.R. China
(Address of principal executive offices)

(8629) 8819-3188
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The registrant terminated Frazer Frost, LLP (“Frazer Frost”) as our independent auditors effective as of December 13, 2010.  This action was approved by the Audit Committee of our Board of Directors and ratified by our Board.

The reports of Frazer Frost on our financial statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for the fiscal periods ended December 31, 2009 and 2008 and through the date of this Form 8-K, there were: (i) no disagreements between the Company and Frazer Frost on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frazer Frost, would have caused Frazer Frost to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On December 14, 2010, we engaged Crowe Horwath LLP (“Crowe Horwath”) as our independent registered accounting firm.  During our two (2) most recent fiscal periods ended December 31, 2009 and 2008, we did not consult with Crowe Horwath on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and Crowe Horwath did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Frazer Frost a copy of the disclosures contained herein and requested that Frazer Frost furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Frazer Frost agrees with our statements in this Item 4.01.  A copy of the letter dated December 17, 2010, furnished by Frazer Frost in response to that request, is filed as Exhibit 16.1 to this Current Report.

A copy of the press release regarding this change is filed as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Frazer Frost, LLP to the U.S. Securities and Exchange Commission, dated December 17, 2010
99.1	Press Release, December 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skystar Bio-Pharmaceutical Company
(Registrant)

Date: December 17, 2010	/s/ Michael H. Lan
Name: Michael H. Lan
Title: Chief Financial Officer